UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 9, 2013
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, MN  55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 9, 2013, Christopher & Banks Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of July 5, 2012, as amended, by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the “Rights Agreement”).

The Amendment changes the expiration date of the Series A Junior Participating Preferred Stock Purchase Rights (the “Rights”) issued pursuant to the Rights Agreement from July 5, 2014 to May 9, 2013.  Accordingly, the Rights expired at the close of business on May 9, 2013, and the Rights Agreement has been terminated and is of no further force and effect.  The Rights will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended.  The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

The information set forth in each of Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth in each of Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the termination of the Rights Agreement, on May 9, 2013, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate from the Company’s Restated Certificate of Incorporation the Certificate of Designations with respect to the Company’s Series A Junior Participating Preferred Stock.  The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the copy of the Certificate of Elimination attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01  Other Events.

On May 9, 2013, the Company issued a press release announcing the Amendment and the termination of the Rights Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

3.1                               Certificate of Elimination of Series A Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on May 9, 2013.

4.1                               Amendment, dated as of May 9, 2013, to Rights Agreement, dated as of July 5, 2012, as amended, by and between Christopher & Banks Corporation and Broadridge Corporate Issuer Solutions, Inc.

99.1                        Christopher & Banks Corporation Press Release, dated May 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

Date: May 9, 2013

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on May 9, 2013.
4.1	Amendment, dated as of May 9, 2013, to Rights Agreement, dated as of July 5, 2012, as amended, by and between Christopher & Banks Corporation and Broadridge Corporate Issuer Solutions, Inc.
99.1	Christopher & Banks Corporation Press Release, dated May 9, 2013.